UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Earliest Event Reported): May 21, 2007
CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)
(310) 826-5648
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	Termination of a Material Definitive Agreement
     On May 21, 2007, CytRx Corporation (“we,” “us,” “CytRx” or the “Company”) and Mark L. Tepper, Ph.D., mutually agreed that Dr. Tepper will cease serving as our Senior Vice President — Drug Discovery, and will become a consultant to the Company in connection with the transition of our laboratory facility to San Diego, California. In connection with the change in his status, we have paid Dr. Tepper severance of $125,000 and agreed to continued medical and dental benefits to him and his family for a six-month period.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     See the discussion in Item 1.02, above, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION
By:	/s/ Matthew Natalizio
Matthew Natalizio
Chief Financial Officer

Dated: May 21, 2007

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